UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2006

                          FOODARAMA SUPERMARKETS, INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                  1-5745-1                  21-0717108
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)

                               Building 6, Suite 1
                                 922 Highway 33
                           Freehold, New Jersey 07728
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 462-4700


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

                                INTRODUCTORY NOTE

      On March 6, 2006, Foodarama Supermarkets, Inc. (the "Company") filed a Form 8-K with the Securities and Exchange Commission announcing that it had entered into a Tender Offer and Support Agreement, dated March 2, 2006, with Saker Holdings Corp. (the "Tender Offer and Support Agreement"). The Tender Offer and Support Agreement was attached thereto as Exhibit 99.2. The Company is filing this amendment to Form 8-K in order to (i) correct certain typographical errors contained in the Tender Offer and Support Agreement and (ii) report the entry into the Tender Offer and Support Agreement under Item 1.01 - Entry into Material Definitive Agreement."

Item 1.01 Entry into Material Definitive Agreement

      The Company issued a press release on March 3, 2006 announcing that it has entered into a definitive agreement with respect to the going private transaction previously proposed by Saker Holdings Corp. Under the terms of the definitive agreement, Saker Holdings Corp. has agreed to make a cash tender offer for the Company's outstanding common stock at a price of $53 per share. A copy of the press release which describes the material terms of the agreement is attached as Exhibit 99.1 hereto and incorporated by reference herein, and a copy of the Tender Offer and Support Agreement between the Company and Saker Holdings Corp. is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

   Exhibit No.    Description
   -----------    -----------

      99.1 Press Release dated March 2, 2006 (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on March 6, 2006).

      99.2 Tender Offer and Support Agreement between Saker Holdings Corp. and Foodarama Supermarkets, Inc. dated as of March 2, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOODARAMA SUPERMARKETS, INC.
                                            ----------------------------
                                                   (Registrant)

                                        By: /s/ Michael Shapiro
                                            ----------------------------
                                            Michael Shapiro
                                            Senior Vice President and
                                            Chief Financial Officer

Date: March 27, 2006


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

                                  EXHIBIT INDEX

   Exhibit No.    Description
   -----------    -----------

      99.1 Press Release dated March 2, 2006 (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on March 6, 2006).

      99.2 Tender Offer and Support Agreement between Saker Holdings Corp. and Foodarama Supermarkets, Inc. dated as of March 2, 2006.


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